Exhibit 10.9

PTC Therapeutics, Inc.

Nonstatutory Stock Option Agreement
Granted Under 2013 Stock Incentive Plan

1.                                      Grant of Option.

This agreement evidences the grant by PTC Therapeutics, Inc., a Delaware corporation (the “Company”), on [            ], 2013 (the “Grant Date”) to [                      ], an employee, consultant or director of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2013 Stock Incentive Plan (the “Plan”), a total of [                      ] shares (the “Shares”) of common stock, $[        ] par value per share, of the Company (“Common Stock”) at $[                  ] per Share.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on March 4, 2023 (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                      Vesting Schedule; Exercise Period.

This option shall be fully vested on the Grant Date.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the Final Exercise Date.

3.                                      Exercise of Option.

Each election to exercise this option shall be accompanied by a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

4.                                      Company Right of First Refusal.

(a)                                 Notice of Proposed Transfer.  If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company.  The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b)                                 Company Right to Purchase.  For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice.  In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period.  Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company.  Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c)                                  Shares Not Purchased By Company.  If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice.  Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d)                                 Consequences of Non-Delivery.  After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e)                                  Exempt Transactions.  The following transactions shall be exempt from the provisions of this Section 4:

(1)                                 any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2)                                 any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

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(3)                                 the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4.

(f)                                   Assignment of Company Right.  The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g)                                  Termination.  The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1)                                 the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2)                                 the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h)                                 No Obligation to Recognize Invalid Transfer.  The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i)                                     Legends.  The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company.”

5.                                      Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in

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whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.  The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

6.                                      Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.                                      Transfer Restrictions.

(a)                                 This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b)                                 The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

8.                                      Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

PTC Therapeutics, Inc.

By:
Name:
Title:

Signature Page to Nonstatutory Stock Option Agreement

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  The undersigned hereby acknowledges receipt of a copy of the Company’s 2013 Stock Incentive Plan.

PARTICIPANT:

Address:

SPOUSAL CONSENT:

Name:

Address:

NOTICE OF STOCK OPTION EXERCISE

Date: [                        ](2)

PTC Therapeutics, Inc.

Middlesex Business Center

100 Corporate Court

South Plainfield, NJ  07080

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of a Nonstatutory Stock Option granted to me under the PTC Therapeutics, Inc. (the “Company”) 2013 Stock Incentive Plan on March 5, 2013 for the purchase of [                    ](3) shares of Common Stock of the Company at a purchase price of $[                    ](4) per share.

I hereby exercise my option to purchase [                  ](5) shares of Common Stock (the “Shares”), for which I have enclosed [                    ](6) in the amount of [                ](7).  Please register my stock certificate as follows:

[Name(s):	(8)

Address:

]

(2)                                 Enter date of exercise.

(3)                                 Enter the total number of shares of Common Stock for which the option was granted.

(4)                                 Enter the option exercise price per share of Common Stock.

(5)                                 Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.

(6)                                 Enter “cash”, “personal check” or if permitted by the option or Plan, “stock certificates No. XXXX and XXXX”.

(7)                                 Enter the dollar amount (price per share of Common Stock times the number of shares of Common Stock to be purchased), or the number of shares tendered.  Fair market value of shares tendered, together with cash or check, must cover the purchase price of the shares issued upon exercise.

(8)                                 Enter name(s) to appear on stock certificate: (a) Your name only; (b) Your name and other name (i.e., John Doe and Jane Doe, Joint Tenants With Right of Survivorship); or (c) In the case of a Nonstatutory option only, a Child’s name, with you as custodian (i.e., Jane Doe, Custodian for Tommy Doe).  Note:  There may be income and/or gift tax consequences of registering shares in a Child’s name.

I represent, warrant and covenant as follows:

1.                                      I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2.                                      I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3.                                      I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.                                      I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.                                      I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,

(Signature)